UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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EMCORE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 12, 2021

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 12, 2021: The accompanying proxy materials are available at https://materials.proxyvote.com/290846.

To our Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of EMCORE Corporation (the “Company”) will be held at 8:00 A.M. pacific time on Wednesday, May 12, 2021 in a virtual meeting format only due to COVID-19, to protect the health and well-being of our shareholders, directors and employees and taking into account current federal, state and local guidance, for the following purposes:

(1)

To approve an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to authorize an additional 50 million shares of common stock; and

(2)

To approve the adjournments or postponements of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal above.

The Board of Directors has fixed the close of business on April 8, 2021 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Whether or not you expect to virtually attend the Special Meeting, please submit your proxy or voting instructions as promptly as possible to instruct how your shares are to be voted at the Special Meeting in order to assure the presence of a quorum at the Special Meeting. You may vote by Internet, telephone, mail or at the Special Meeting. If you vote by Internet or telephone, you do not have to separately mail a proxy or voting instruction form. You will be able to attend and participate in the Special Meeting by visiting www.proxydocs.com/EMKR where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/EMKR prior to the deadline of May 10, 2021 at 5:00 p.m. (Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the meeting and will also permit you to submit questions. Please be sure to follow the instructions on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.

By Order of the Board of Directors,
/s/ Ryan Hochgesang
Ryan Hochgesang
Secretary

April 12, 2021

Alhambra, California

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING ELECTRONICALLY. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 8, 2021 ARE RESPECTFULLY URGED TO SUBMIT A PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE TO INSTRUCT HOW THEIR SHARES ARE TO BE VOTED AT THE SPECIAL MEETING.

EMCORE CORPORATION

PROXY STATEMENT

EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

May 12, 2021

This Proxy Statement is being furnished to shareholders of EMCORE Corporation (the “Company”) as of the close of business on April 8, 2021 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 8:00 A.M. local time, on May 12, 2021, in a virtual meeting format due to COVID-19, to protect the health and well-being of our shareholders, directors and employees and taking into account current federal, state and local guidance, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being furnished to shareholders beginning on or about April 12, 2021. Shareholders should review the information provided herein in conjunction with the Company’s 2020 Annual Report for the fiscal year ended September 30, 2020 (the “Annual Report”). This Proxy Statement and the Annual Report are available on the Internet at www.proxydocs.com/EMKR. The Annual Report is also available under the “Investors” tab on our corporate website (www.emcore.com) and this Proxy Statement will also be available under the “Investors” tab on our corporate website beginning on or about April 12, 2021. The other information on our corporate website does not constitute part of this Proxy Statement.

PURPOSES OF THE MEETING

At the Special Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)

Approval of an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to authorize an additional 50 million shares of common stock; and

(2)

Approval of adjournments or postponements of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal above.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board of Directors as follows:

•	FOR approval of an amendment to the Certificate of Incorporation to authorize an additional 50 million shares of common stock (Proposal I).

In the event a shareholder specifies a different choice by means of a properly submitted proxy, such shareholder’s shares will be voted in accordance with the specification so made. In addition, your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Special Meeting.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had 36,838,079 shares of no par value common stock (“Common Stock”) outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Special Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Virtual attendance at the Special Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company. You will be able to attend and participate in the Special Meeting by visiting www.proxydocs.com/EMKR, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/EMKR prior to the deadline of May 10, 2021 at 5:00 p.m. (Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the meeting and will also permit you to submit questions. Please be sure to follow the instructions on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.

If your shares of Common Stock are registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), as of the Record Date, you may vote:

(1)	By Internet: Go to www.proxypush.com/EMKR and follow the instructions;

(2)	By Telephone: Call toll-free to 1-855-635-6594 and follow the instructions;

(3)	By Mail: Complete, sign, date and return your proxy card in the envelope supplied to you with the written proxy materials; or

(4)

In Person: Attend the Special Meeting virtually and vote at the Special Meeting in accordance with the instructions set forth in the paragraph above and subsequent instructions that will be delivered to you via email.

If your shares are held by a bank, broker or other nominee, you are a beneficial owner of those shares rather than a shareholder of record. If you are a beneficial owner, your bank, broker or other nominee will forward you a complete set of the proxy materials, together with a voting authorization form. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions provided by your bank, broker or other nominee. Please refer to the proxy materials forwarded by your bank, broker or other nominee for instructions regarding the methods available to vote your shares (Internet, telephone or mail). Please note that if your shares of Common Stock are held by a bank, broker or other nominee and you wish to vote in person virtually at the Special Meeting, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote in person virtually at the Special Meeting, and you must register in advance of the deadline of May 10, 2021 at 5 p.m. eastern at www.proxydocs.com/EMKR.

Except as noted below, if you are a holder of record, you may use the Internet or any telephone to transmit your voting instructions or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before the polls close at the Special Meeting. If you are a shareholder of record, your proxy, whether submitted by Internet, telephone or by mail, may nevertheless be changed or revoked at any time prior to the voting thereof at the Special Meeting at your discretion either by (i) sending to the Company’s Secretary a written notice of revocation, (ii) by voting the shares covered thereby in person virtually at the Special Meeting in accordance with the instructions set forth above, on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email or (iii) by submitting another proxy dated subsequent to the date of the initial proxy. Please note that virtual attendance at the Special Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

The vote required for approval of each of the proposals before the shareholders at the Special Meeting is as follows (and as summarized in the table below):

For Proposal I — approval of an amendment to the Certificate of Incorporation to authorize an additional 50 million shares of Common Stock, an affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve such proposal. Each shareholder may vote for, vote against or abstain from voting on such proposal. Abstentions are not treated as votes cast at the Special Meeting; and therefore, will have no effect on the outcome of the vote for Proposal I. Abstentions will be counted for purposes of determining whether a quorum is present at the meeting. A broker non-vote occurs when a broker, who has not received voting instructions from the beneficial owner of the shares, does not vote on a non-routine proposal because the broker does not have discretionary authority to vote on such proposal, but the broker does exercise its discretionary authority to vote the beneficial holder’s shares on at least one “routine” matter at the Special Meeting. Proposal I is considered a “routine” matter under applicable stock exchange rules. If you hold your shares through a broker and do not provide voting instructions to the broker, then under applicable stock exchange rules governing your broker, the broker may vote your shares in its discretion with respect to Proposal I above. Broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

INFORMATION CONCERNING THE PROXY SOLICITATION

The cost of preparing and making available this Proxy Statement, the Notice of Special Meeting of Shareholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies in person, by telephone, by mail, via the Internet and by other means of communication. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. Solicitation of proxies may also be made by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing. We have also retained Alliance Advisors LLC to assist in the solicitation of proxies and related services, for a fee estimated to be approximately $20,000 plus an amount to cover expenses. In addition, we have agreed to indemnify Alliance Advisors LLC against certain liabilities arising out of or in connection with their engagement.

If you have questions concerning the proposals in this proxy statement or need assistance in voting, please contact our proxy solicitor:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

833-501-4822 (Toll Free in the U.S.).

PROPOSAL I:

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A TOTAL OF 100 MILLION SHARES OF COMMON STOCK

Background

Our Certificate of Incorporation currently authorizes a total of 50 million shares of the Company’s Common Stock. After careful consideration, our Board has adopted and is recommending that our shareholders approve and adopt a proposal to amend our Certificate of Incorporation to authorize an additional 50 million shares of Common Stock, which would result in total authorized shares under our Certificate of Incorporation of 100 million shares of Common Stock and 5,882,352 shares of preferred stock. The text of the proposed Certificate of Amendment to our Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached as Appendix A.

Our Board determined that the proposed amendment was advisable and in the best interests of the Company and its shareholders and unanimously approved and adopted, at a meeting held on March 24, 2021, the amendment, subject to shareholder approval at the Special Meeting. The adoption of the Certificate of Amendment is expressly conditioned upon the approval of the Cetificate of Amendment by our shareholders. Accordingly, if we do not receive the required shareholder approval for the Certificate of Amendment, we will not adopt the Certificate of Amendment.

If shareholders approve and adopt the amendment, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the State Treasurer of the State of New Jersey, which the Company intends to file shortly after the Special Meeting.

Text of the Proposed Amendment

Approval of this Proposal I will result in the following changes to the Certificate of Incorporation:

The FOURTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be 105,882,352 shares of which:

A.	Of the Capital Stock, 100,000,000 shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

B.

Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

Appendix A to this Proxy Statement shows the proposed changes to the FOURTH Article of the Certificate of Incorporation resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining.

Reasons for the Proposed Amendment

After careful consideration our Board determined at its meeting held on March 24, 2021, subject to shareholder approval, to approve the amendment to the Certificate of Incorporation to authorize an additional 50 million shares of Common Stock as set forth in Article FOURTH of the Certificate of Incorporation as described above. In making this decision, the Board considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy and to enhance shareholder value without delay or the necessity for a special shareholders’ meeting. At the same time, the proposed authorized share increase was designed, based on a survey of shares of Common Stock authorized and shares of Common Stock outstanding at our peer group companies, to strike the appropriate balance so that we do not have what some shareholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance.

The additional shares of Common Stock will be available for issuance by the Board of Directors for various corporate purposes, including but not limited to, raising capital, strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits and stock dividends, as well as other general corporate transactions, and providing equity incentive grants under employee stock plans. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this proposal is approved.

The amendment to our Certificate of Incorporation will ensure that we will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As is the case with the shares of common stock which are currently authorized but unissued, if this amendment to the our Certificate of Incorporation is adopted by the Company’s shareholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation.

Effect of the Proposed Amendment

If the proposed amendment to the Certificate of Incorporation to authorize an additional 50 million shares of Common Stock described above is approved and adopted by our shareholders, we will have the authority under our Certificate of Incorporation to have up to 100 million shares of Common Stock and 5,882,352 shares of preferred stock issued and outstanding. As of the close of business on the Record Date, we had 36,838,079 shares of Common Stock and no shares of preferred stock issued and outstanding. If this proposal is approved, the additional authorized shares may be issued at the discretion of the Company’s Board of Directors without further shareholder action, except as may be required by law or the rules of Nasdaq. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. However, any subsequent issuance of shares of common stock, other than on a pro-rata basis to all shareholders, would reduce each shareholder’s proportionate interest in our company. Any of the additional shares of common stock issued in the future would have the same rights and privileges as attach to the common stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at no par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company

If the shareholders approve the proposal, the amendment will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation as set out above and in Appendix A with the State Treasurer of the State of New Jersey.

Risks/Impacts of Non-approval

If the proposed amendment to the Certificate of Incorporation to authorize an additional 50 million shares of Common Stock described above is not approved and adopted by our shareholders, our Certificate of Incorporation will not be amended as set forth above and we will continue to have the authority under our Certificate of Incorporation to have up to 50 million shares of Common Stock and 5,882,352 shares of preferred stock issued and outstanding.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other shareholders.

Vote Required

The affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve and adopt the proposed amendment to the Certificate of Incorporation to authorize an additional 50 million shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE AN ADDITIONAL 50 MILLION SHARES OF COMMON STOCK AS DESCRIBED IN THIS PROPOSAL I.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 2021 certain information regarding the beneficial ownership of Common Stock of the Company by: (i) each named executive officer of the Company, (ii) each director, (iii) all directors and current executive officers as a group (8 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable. Shares beneficially owned include shares of Common Stock, options to acquire shares of Common Stock and restricted stock units that are exercisable or will vest within sixty (60) days of March 31, 2021. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.

Name	Shares Beneficially Owned		Percent of Common Stock (1)
5% Shareholders:
Persons affiliated with Cannell Capital LLC	2,922,329	(2)	7.9
Persons affiliated with AIGH Capital Management, LLC	2,310,364	(3)	6.3

Named Executive Officers and Directors:
Stephen L. Domenik	140,873	(4)	*
Bruce E. Grooms	49,954		*
Noel Heiks.	47,180		*
Rex S. Jackson	74,009		*
Jeffrey Rittichier	274,794		*
Tom Minichiello	16,355		*
Albert Lu	28,841		*
All directors and current executive officers as a group (8 persons)	648,308		1.8

*	Less than 1.0%
(1)	As of March 31, 2021, 36,775,439 shares of Common Stock were outstanding.
(2)

Based on information in an Amendment No. 1 to Schedule 13G filed jointly by Cannell Capital LLC and J. Carlo Cannell (the “Cannell Parties”) with the Securities and Exchange Commission (“SEC”) on February 16, 2021 for their holdings as of December 31, 2020. The Cannell Parties each reported that it or he has shared power to vote and dispose of all 2,922,329 shares of Common Stock. Each such entity’s or person’s principal business office address is 245 Meriwether Circle, Alta, WY 83414.

(3)

Based on information in a Schedule 13G filed jointly by AIGH Capital Management, LLC and Orin Hirschman (the “AIGH Parties”) with the SEC on February 10, 2021 for their holdings as of December 31, 2020. The AIGH Parties each reported that it or he has sole power to vote and dispose of all 2,310,364 shares of Common Stock.

(4)

Includes 10,000 shares held of record by the Stephen and Christine Domenik Trust, Stephen Domenik and Christine Domenik, Trustees. Mr. Domenik may be deemed to exercise voting and investment power over such shares. Mr. Domenik disclaims beneficial ownership of the shares held by the trust, except to the extent of his pecuniary interest therein.

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2020 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2020 Annual Report. All such requests should be directed to the Company at 2015 W. Chestnut Street, Alhambra, CA, 91803, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge. The Company’s 2020 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available under the Investors tab of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2022 Annual Meeting of Shareholders must be received by the Company no later than September 23, 2021. Proposals should be mailed to the Company, to the attention of the Secretary, 2015 W. Chestnut Street, Alhambra, CA, 91803. Proposals must comply with all applicable SEC rules, including SEC Rule 14a-8, in order to be included in the Company’s proxy materials for the 2022 Annual Meeting of Shareholders.

Nominations of directors for election at the 2022 Annual Meeting of Shareholders and shareholder proposals intended to be presented at the 2022 Annual Meeting of Shareholders but that are not intended to be included in our proxy materials must comply with the requirements of our By-Laws and notice thereof must be received by the Company at the address set forth in the preceding paragraph no earlier than the close of business on November 19, 2021 (the 120th day prior to the first anniversary of the Annual Meeting) and no later than the close of business on December 19, 2021 (the 90th day prior to the first anniversary of the Annual Meeting). Notwithstanding the foregoing, in the event that we change the date of the 2022 Annual Meeting of Shareholders to a date that is more than 30 days before or after the anniversary of the Annual Meeting, written notice by a shareholder must be received no earlier than the close of business 120 days prior to the date of the 2022 Annual Meeting of Shareholders and no later than the close of business on the later of 90 days prior to the date of the 2022 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of such meeting is made. Shareholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Article II, Section 6 of our By-Laws will not be acted upon at the 2022 Annual Meeting of Shareholders.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of this Proxy Statement to shareholders who share a single address. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, shareholders can request a single copy of the proxy materials for future deliveries. To make a request, please call or write to the Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA 91803 or (626) 239-3400. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Other Matters

The Board of Directors knows of no other business which will be presented at the Special Meeting. If, however, other matters are properly presented, the persons named in the proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,
/s/ Ryan Hochgesang
Ryan Hochgesang Secretary

Appendix A

CERTIFICATE OF AMENDMENT TO

AMENDED CERTIFICATION OF INCORPORATION

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be ~~55,882,352~~ 105,882,352 shares of which:

A.

Of the Capital Stock, ~~50,000,000~~ 100,000,000 shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

B.

Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/EMKR ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote

PHONE Call 1-855-635-6594 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions

MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided

EMCORE Corporation

Special Meeting of Shareholders

For Shareholders as of April 08, 2021

TIME:	Wednesday, May 12, 2021 08:00 AM, Pacific Time

PLACE:	Meeting to be held in a virtual meeting format -

  Please visit www.proxydocs.com/EMKR for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jeffrey Rittichier, Tom Minichiello and Ryan Hochgesang (the “Named Proxies”), and each or any of them, as the true and lawful attorney-in-fact for the undersigned, with full power of substitution, and hereby authorizes any of them to represent and to vote all the shares of common stock of EMCORE Corporation, a New Jersey corporation (“the Company”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held in a virtual meeting format on Wednesday, May 12, 2021 at 8:00 A.M. (PT) and all adjournments or postponements thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

EMCORE Corporation

Special Meeting of Shareholders

Please make your marks like this:	☒	Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSALS 1 AND 2.

	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
PROPOSAL
	FOR	AGAINST	ABSTAIN

1.  To approve an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to authorize an additional 50 million shares of common stock.

	☐	☐	☐	FOR

2.  To approve the adjournments or postponements of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal above.

	☐	☐	☐	FOR

TO ATTEND the Special Meeting of EMCORE Corporation, please visit www.proxydocs.com/EMKR for virtual meeting registration details. The control number located in the shaded gray box will be required to register.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date